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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  MARCH 31, 2003

                          SCORES HOLDING COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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            UTAH                                0-16665                         87-042635
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   (State or other jurisdiction        (Commission File Number)     (IRS Employer Identification No.)
of incorporation or organization)
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                533-535 WEST 27TH STREET, NEW YORK NY      10001
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               (Address of principal executive offices)  (Zip Code)

                                 (212) 868-4900
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              (Registrant's Telephone Number, Including Area Code)

                      150 East 58TH Street New York, NY 10022
         --------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2003, we entered into an Acquisition Agreement with Go West Entertainment, Inc. ("Go West"), Richard Goldring, William Osher and Elliot Osher. The purpose of the Agreement was to "unwind" most of the transaction of March 11, 2002 in which we first acquired Go West. We transferred 7,500,000 shares of Go West to Goldring and the Oshers (the "Purchasers"), which constituted all of Go West's outstanding equity securities. Each Purchaser received 2,500,000 shares of Go West. The Purchasers transferred back to us the consideration they received when they sold Go West to us consisting of 10,000,000 shares of our common stock. These shares will be cancelled or held as treasury shares. The Acquisition Agreement also has an "antidilution" provision under which, in the event we issue shares of our common stock for any purpose, the Purchasers will be issued that number of additional shares of our common stock necessary for them to maintain collectively a holding of 63.6% of our outstanding common stock. This percentage is equal to the holdings of the Purchasers as of December 31, 2002, after giving effect to the Go West transaction. This provision for additional shares is effective for eighteen months from the date of the Acquisition Agreement. Goldring will be issued shares necessary for him to maintain a 46% interest and each of the Oshers will be issued shares necessary for each of them to maintain a 8.8% interest. The transaction was approved by the board of directors of Go West and Scores. As a result of this transaction, we have divested our interest in the Scores West adult nightclub under construction on the west side of Manhattan, New York.

     In consideration for all payments made by us on behalf of Go West for the construction of the Scores West nightclub, Go West has given to us its Secured Promissory Note (the "Note") for $1,636,264.08. The principal of the Note is payable in sixty monthly installments commencing with November 1, 2003 and ending on October 1, 2008. The first twelve monthly installments of principal are $10,000 each. The next forty-eight installments of principal are $31,589 each. Interest at the rate of 7% per annum will accrue on the unpaid balance of principal until maturity. Interest payments are due monthly with each installment of principal commencing with November 1, 2003. The Note is secured by Go West's leased interest in its New York nightclub.

     Immediately after the closing of our transfer of Go West, we entered into a Master License Agreement (the "Master License") with Entertainment Management Services, Inc. ("EMS"). The Master License grants to EMS the exclusive worldwide license to use and to grant sublicenses to use the "SCORES" trademarks in connection with the ownership and operation of upscale, adult-entertainment cabaret night clubs/restaurants and for the sale of merchandise by such establishments. Merchandise must relate to the nightclub that sells it, and may be sold at the nightclub, on an internet site maintained by the nightclub, by mail order and by catalogue. The term of the Master License is twenty years. EMS has the option to renew the Master License for six consecutive five-year terms. We will receive royalties equal to 4.99% of the gross revenues of all sublicensed clubs that are controlled by EMS. We will also receive royalties equal to 50% of the gross revenues generated by sublicensing use of the SCORES name to adult entertainment

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nightclubs that are not controlled by EMS.

     EMS then entered into a Sublicense Agreement with Go West. This Sublicense authorizes GO West to use the "SCORES" brand name at its Scores West adult nightclub under construction on the West Side of Manhattan, New York. Go West will pay royalties to EMS equal to 4.99% of the gross revenues earned by Go West at Scores West. All of these royalties will be paid by EMS to us under the Master License Agreement. The term of the Sublicense continues as long as Scores West continues in operation.

     In connection with these transactions, we amended our Intellectual Property Assignment Agreement with Scores Entertainment, Inc. ("SEI"). SEI operates the independently owned Scores Showroom, an adult entertainment nightclub located on East 60th Street in New York City. Under the Intellectual Property Assignment Agreement, we acquired the rights to SEI's Diamond DollarTM program. In consideration for these rights, we issued to SEI 700,000 shares of our restricted common stock and a five year warrant to acquire 350,000 shares of common stock for $3.50 per share, and we agreed to pay SEI a license fee equal to 25% of all revenues generated from the Diamond DollarsTM program at the Scores Showroom nightclub.

     Under the amendment, license fees are no longer paid for revenues generated by the Diamond Dollars(TM) program at Scores Showroom. SEI also entered into a Sublicense Agreement with EMS. This Sublicense authorizes SEI to use the "SCORES" brand name at its Scores Showroom nightclub. SEI will pay royalties to EMS equal to 4.99% of the gross revenues earned by SEI at Scores Showroom. All of these royalties will be paid by EMS to us under the Master License Agreement. The term of the Sublicense continues as long as Scores Showroom continues in operation.

     Prior to entering into the Master License, EMS was inactive. Immediately after the closing of our transfer of Go West to the Purchasers, Richard Goldring and William Osher entered into an Acquisition Agreement with EMS. Both Richard Goldring and William Osher exchanged the 2,500,000 shares of common stock of Go West they received from us under the Acquisition Agreement with EMS in return for 50 shares each of EMS common stock. As a result, EMS owns 66.7% and Elliot Osher owns 33.3% of Go West's outstanding common stock. Richard Goldring and William Osher each own 50% of EMS's outstanding common stock.

     Richard Goldring, our President, Chief Executive Officer, and Director, will become the President and Chief Executive Officer of Go West. Our Employment Agreement with Mr. Goldring dated July 1, 2002 has been amended to provide for an annual salary of $104,000. All other terms of the Employment Agreement will remain in effect. Mr. Goldring has entered into an Employment Agreement with Go West. Our accrued

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obligation of unpaid salary to Mr. Goldring will be paid by Go West.

     Elliot Osher's employment with us was terminated in connection with the Go West "unwinding" transaction and he will become an employee of Go West. Mr. Osher will retain his offices as our Secretary and Director. Our accrued obligation of unpaid salary to Mr. Osher will be paid by Go West.

     William Osher's employment with us was terminated in connection with the Go West "unwinding" transaction and he will become an employee of Go West. Mr. Osher will retain his offices as our Vice President and Director. Our accrued obligation of unpaid salary to Mr. Osher will be paid by Go West.

     We entered into these transactions in order to implement a new business strategy that will be to actively market the "SCORES" brand name in order to take full advantage of the name and its recognition value. We will seek to generate revenue by granting licenses to use the "SCORES" brand name to adult entertainment nightclubs. We will also shift our focus to take advantage of merchandising opportunities as well as opportunities in other media outlets.

     We determined that potential investors perceived that we faced unknown and unnecessary risks in building, owning and operating an adult entertainment nightclub. The perceived risks include regulatory issues, zoning restrictions, construction issues and ongoing operating liabilities. Consequently, we believe it was becoming increasingly difficult to obtain additional funding because of the perceived risks related to operating an adult nightclub under public ownership. We believe the best method to obtain funding is to license the "SCORES" brand name and engage in merchandising campaigns, and not by operating a club.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

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The following exhibits are being filed with this Report on form 8-K:
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2.1            Acquisition Agreement among Scores Holding Company, Inc., Go West Entertainment, Inc. and its
               Shareholders
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10.1           Secured Promissory Note Issued by Go West Entertainment, Inc. to Scores Holding Company, Inc.
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10.2           Master License Agreement between Scores Holding Company, Inc. and Entertainment Management
               Services, Inc.
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10.3           Sublicense Agreement between Entertainment Management Services Inc. and Go West Entertainment,
               Inc.
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10.4           Revised Employment Agreement Between Scores Holding Company, Inc. and Richard Goldring
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10.5           Amendment to Intellectual Property Agreement Between Scores Holding Company, Inc. and Scores
               Entertainment, Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCORES HOLDING COMPANY, INC.

Dated:  April 15, 2003                    By:  /s/ Richard Goldring__
                                             ----------------------------
                                             Richard Goldring
                                             President & Chief Executive Officer

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                                  EXHIBIT INDEX
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Item         Description                                                             Page
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
2.1          Acquisition Agreement among Scores Holding Company, Inc., Go West       7
             Entertainment, Inc. and its Shareholders
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10.1         Secured Promissory Note Issued by Go West Entertainment, Inc. to        19
             Scores Holding Company, Inc.
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10.2         Master License Agreement between Scores Holding Company, Inc. and       24
             Entertainment Management Services, Inc.
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10.3         Sublicense Agreement between Entertainment Management Services Inc.     33
             and Go West Entertainment, Inc.
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10.4         Revised Employment Agreement Between Scores Holding Company, Inc. and   40
             Richard Goldring
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10.5         Amendment to Intellectual Property Agreement Between Scores Holding     47
             Company, Inc. and Scores Entertainment, Inc.
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